United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 27, 2007	000-31267
Date of Report (Date of earliest event reported)	Commission File Number

IWT TESORO CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	91-2048019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

191 Post Road West, Suite 10, Westport, CT  06880

(Address of Principal Executive Offices) (Zip Code)

(203) 271-2770

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registration under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Certain Directors

On December 27, 2007, IWT Tesoro Corporation received a letter from Carl G. Anderson, Jr., informing the Board that he was resigning as a member of the Company’s Board of Directors.  Mr. Anderson noted that his resignation was not because of any disagreement with the Board, but that over the coming months, he would not be able to devote sufficient time to the Board.  Mr. Anderson was also a member of Tesoro’s Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2007	IWT TESORO CORPORATION

/s/ Henry J. Boucher, Jr., President
By: Henry J. Boucher, Jr., President